Exhibit 10.4

COMMON STOCK PURCHASE AGREEMENT

THIS COMMON STOCK PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of March 11, 2011 by and among Bay Peak 1 Opportunity Corp., a Nevada corporation (the “Company”), and the persons and entities (each, a “Purchaser” and collectively, the “Purchasers”) listed on the Schedule of Purchasers attached as Exhibit A (the “Schedule of Purchasers”).

NOW, THEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS:

ARTICLE I
AUTHORIZATION AND SALE OF COMMON STOCK

1.1 Authorization of Common Stock. The Company will, prior to the Initial Closing (as defined below), authorize the sale and issuance of shares of up to a maximum of $10,000,000 (the “Maximum Financing Amount”) of Common Stock of the Company, par value $0.0001 per share, (the “Common Stock”) having the rights, privileges, preferences, and restrictions set forth in the Company's Articles of Incorporation, as then in effect (the “Articles of Incorporation”).

1.2 Sale of the Shares. On the terms and subject to the conditions set forth herein, each Purchaser agrees to purchase and the Company agrees to sell and issue the number of shares of Common Stock determined in accordance with the following formula (as such number may be adjusted from time to time), provided that such number of shares shall be rounded to the nearest whole share:

Number of Shares	=	(A) (i) the amount of money invested by an individual Purchaser divided by (ii)(I) $45,000,000 plus (II) the aggregate amount of proceeds raised by the Company pursuant to this Agreement (including any proceeds raised in Closings subsequent to the Initial Closing) multiplied by (B) 19,993,300

1.3 Closings.

(a) The purchase, sale, and issuance of the shares to be issued pursuant to this Agreement (the “Shares”) shall take place at one or more closings remotely via the exchange of documents and signatures (each such exchange, a “Closing”). The initial Closing (the “Initial Closing”) shall take place on such date as the Company and Purchasers representing the Shares to be purchased in the Initial Closing shall mutually agree; provided, however, that the Company shall not be obligated to complete the Initial Closing until the Purchasers agree to invest a minimum of $5,000,000 in the Initial Closing.

(b) If less than the Maximum Financing Amount is raised at the Initial Closing, then, subject to the terms and conditions of this Agreement, the Company may sell and issue at one or more subsequent closings (each, a “Subsequent Closing”) held prior to March 31, 2011 up to the remaining balance of the Maximum Financing Amount. Any such sale and issuance in a Subsequent Closing shall be on the same terms and conditions as those contained herein, without the need for an amendment to this Agreement except to add such person's or entity's name to the Schedule of Purchasers and to make any adjustment to the number of shares of Common Stock due to each Purchaser as a result of any changes in the aggregate amount of proceeds raised pursuant to this Agreement. Each Subsequent Closing shall take place within 5 calendar days of a written request for a Subsequent Closing from David Steele, Christopher Jensen or Cory Roberts as representatives for the prospective Purchasers.

(c) Immediately after each Closing, the Schedule of Purchasers will be revised to list the Purchasers purchasing Shares hereunder and adjust the number of Shares issued to each Purchaser in accordance with the formula set forth in Section 1.2.

1.4 Delivery.

(a) At each Closing, the Company shall make a book entry notation in the Company’s books and records in such Purchaser's name representing the number of shares of Common Stock that such Purchaser is purchasing in such Closing against payment of the purchase price therefor by check payable to the Company or wire transfer in accordance with the Company's instructions.

(b) Notwithstanding the forgoing, each Purchaser hereby acknowledges that the number of Shares that a Purchaser purchases in a Closing as determined in accordance with Section 1.2 may be adjusted downward as a result of Subsequent Closings after such Closing. Each Purchaser hereby authorizes the Company as its attorney in fact to take all such actions necessary to adjust the number of shares of Common Stock held in such Purchaser’s name in the books and records of the Company to comply with the terms of this Agreement.

ARTICLE II
REPRESENTATIONS AND WARRANTIES
OF THE COMPANY

The Company hereby represents and warrants to the Purchasers with respect to the transactions contemplated hereby that as of the Initial Closing:

2.1 Organization, Good Standing, and Qualification. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada. The Company has the requisite corporate power and authority to carry on its business as presently conducted, to execute, deliver, and perform its obligations under this Agreement, and to issue and sell the Shares.

2.2 Authorization. All corporate action on the part of the Company and its directors, officers, and stockholders necessary for the authorization, execution, and delivery of this Agreement by the Company, the authorization, sale, issuance, and delivery of the shares of Common Stock issued pursuant to this Agreement, and the performance of all of the Company's obligations under this Agreement has been taken or will be taken prior to the Initial Closing. This Agreement, when executed and delivered by the Company, shall constitute a valid and binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by laws of general application relating to bankruptcy, insolvency, and the relief of debtors, and (ii) as limited by rules of law governing specific performance, injunctive relief, or other equitable remedies, and by general principles of equity.

2.3 Capitalization

(a) Immediately prior to the Initial Closing, the authorized capital stock of the Company will consist of 100,000,000 shares of Common Stock and 10,000,000 of Preferred Stock, par value $0.0001. The Common Stock and Preferred Stock shall have the rights, preferences, privileges, and restrictions set forth in the Company's Articles of Incorporation.

(b) All issued and outstanding shares of the Company's Common Stock (i) have been duly authorized and validly issued, fully paid, and nonassessable, and (ii) were issued in compliance with all applicable state and federal laws concerning the issuance of securities.

(c) The Shares, when issued and delivered and paid for in compliance with the provisions of this Agreement, will be validly issued, fully paid, and nonassessable. The Shares will be free of any liens or encumbrances, other than any liens or encumbrances created by or imposed upon the Purchasers; provided, however, that the Shares are subject to restrictions on transfer under U.S. federal and/or state securities laws.

2.4 Compliance with Other Instruments. The Company is not in violation of any material term of its Articles of Incorporation or Bylaws, each as amended to date, or, to the Company's knowledge, in any material respect of any term or provision of any material mortgage, indebtedness, indenture, contract, agreement, instrument, judgment, order, or decree to which it is party or by which it is bound. The Company is not in material violation of any federal or state statute, rule, or regulation applicable to the Company. The execution and delivery of this Agreement by the Company, the performance by the Company of its obligations pursuant to this Agreement, and the issuance of the Shares will not result in any violation of, or conflict with, or constitute a default under, the Company's Articles of Incorporation or Bylaws, each as amended to date, or any of its agreements, nor result in the creation of any material mortgage, pledge, lien, encumbrance, or charge upon any of the properties or assets of the Company.

2.5 Litigation. There are no actions, suits, proceedings, or investigations pending against the Company or its properties (nor has the Company received notice of any threat thereof) before any court or governmental agency. The Company is not aware of any basis for any such action, suit, or proceeding. Neither the Company nor, to the Company's knowledge, any of its officers or directors are a party or subject to the provisions of any order, writ, injunction, judgment, or decree of any court or government agency or instrumentality. There is no action, suit, proceeding, or investigation by the Company pending or which the Company intends to initiate.

2.6 Offering. Subject to the accuracy of each Purchaser's representations and warranties in Article III, the offer, sale, and issuance of the Shares to be issued in conformity with the terms of this Agreement constitute transactions exempt from the registration requirements of Section 5 of the Securities Act (as defined below) and from the registration or qualification requirements of applicable state securities laws, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

ARTICLE III
REPRESENTATIONS AND WARRANTIES
OF THE PURCHASERS

Each Purchaser hereby, severally and not jointly, represents and warrants to the Company, with respect to the transactions contemplated hereby, that as of the respective Closing:

3.1 Experience; Risk. The Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits of and risks associated with purchasing the Shares and of protecting its interests in connection herewith. The Purchaser has the ability to bear the economic risk of an investment in the Shares, including complete loss of the investment value of the Shares.

3.2 Investment. The Purchaser is acquiring the Shares for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof, and has no present intention of selling, granting any participation in, or otherwise distributing the same. Purchaser understands that the Shares to be purchased hereunder have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration and prospectus delivery requirements of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Purchaser's representations as set forth herein.

3.3 Investment Experience. The Purchaser, or its purchaser representative, within the meaning of Regulation D, Rule 501(h) (its “Purchaser Representative”), promulgated by the Securities and Exchange Commission (the “SEC”), has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company and acknowledges that the Purchaser or its Purchaser Representative, can protect its own interests.

3.4 Access to Data. The Purchaser has had an opportunity to ask questions of, and receive answers from, the officers of the Company concerning this Agreement and the transactions contemplated by this Agreement, as well as the Company's business, management, and financial affairs, which questions were answered to its satisfaction. The Purchaser believes that it has received all the information the Purchaser considers necessary or appropriate for deciding whether to purchase the Shares. The Purchaser understands that such discussions, as well as any information issued by the Company, were intended to describe certain aspects of the Company's business and prospects, but were not necessarily a thorough or exhaustive description. The Purchaser acknowledges that any business plans prepared by the Company have been, and continue to be, subject to change and that any projections included in such business plans or otherwise are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying the projections will not materialize or will vary significantly from actual results. The Purchaser also acknowledges that it is relying solely on its own counsel and not on any statements or representations of the Company or its agents for legal advice with respect to this investment or the transactions contemplated by the Agreement.

3.5 Accredited Purchaser. The Purchaser is an “accredited investor” within the meaning of Regulation D, Rule 501(a), promulgated by the SEC under the Securities Act and shall submit to the Company such further assurances of such status as may be reasonably requested by the Company.

3.6 Residency. The residency of the Purchaser (or, in the case of a partnership or corporation, such entity's principal place of business) is correctly set forth on the Schedule of Purchasers.

3.7 Restricted Securities; Rule 144. The Purchaser understands that the Shares are characterized as “restricted securities” under the Securities Act because such shares are being acquired from the Company in a transaction not involving a public offering, and that under the Securities Act and the rules and regulations promulgated thereunder the Shares may be resold without registration under the Securities Act only in certain limited circumstances. The Purchaser understands and hereby acknowledges that the Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is otherwise available. The Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act, which permit limited resales of shares purchased in a transaction not involving a public offering, subject to the satisfaction of certain conditions.

3.8 No Public Market. The Purchaser understands that no public market now exists for any security issued by the Company and that there is no assurance that a public market will ever exist for the Shares.

3.9 Legends. It is understood that each certificate representing the Shares and any securities issued in respect thereof or exchange therefor, shall bear a legend in substantially the following form (in addition to any legend required under applicable state securities laws):

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE, OR TRANSFER, PLEDGE, OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT.

3.10 Authorization.

(a) The Purchaser has all requisite power and authority to execute and deliver this Agreement, to purchase the Shares hereunder, and to carry out and perform its obligations under the terms of this Agreement. All action on the part of the Purchaser necessary for the authorization, execution, delivery, and performance of this Agreement, and the performance of all of the Purchaser's obligations under this Agreement, has been taken or will be taken prior to the Closing.

(b) This Agreement, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with its terms except: (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or by general principles of equity.

(c) No consent, approval, authorization, order, filing, registration, or qualification of or with any court, governmental authority, or third person is required to be obtained by the Purchaser in connection with the execution and delivery of this Agreement by the Purchaser or the performance of the Purchaser's obligations hereunder or thereunder.

3.11 Brokers or Finders. The Purchaser has not engaged any brokers, finders, or agents, and neither the Company nor any other Purchaser has, nor will, incur, directly or indirectly, as a result of any action taken by the Purchaser, any liability for brokerage or finders' fees, agents' commissions, or any similar charges in connection with this Agreement.

3.12 Tax Advisors. The Purchaser has reviewed with its own tax advisors the U.S. federal, state, local, and foreign tax consequences of this investment and the transactions contemplated by this Agreement. With respect to such matters, the Purchaser relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. The Purchaser understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

ARTICLE IV
CONDITIONS TO PURCHASERS' OBLIGATIONS TO CLOSE

Each Purchaser's obligation to purchase the Shares at a Closing is subject to the fulfillment on or before the Closing of each of the following conditions, unless waived in writing by the applicable Purchaser purchasing the Shares in such Closing:

4.1 Representations and Warranties. Except as set forth in or modified by a Schedule of Exceptions delivered to a Purchaser at Closing, the representations and warranties made by the Company in Article II shall be true and correct as of the date of the Initial Closing.

4.2 Covenants. The Company shall have performed or complied with all covenants, agreements, and conditions contained in this Agreement to be performed or complied with by the Company on or prior to the Closing.

4.3 Blue Sky. The Company shall have obtained all necessary Blue Sky or foreign law permits and qualifications, or have the availability of exemptions therefrom, required by any state or foreign entity for the offer and sale of the Shares.

4.4 Proceedings and Documents. All corporate and other proceedings required to carry out the transactions contemplated by this Agreement, and all instruments and other documents relating to such transactions, shall be reasonably satisfactory in form and substance to the Purchasers, and the Purchasers shall have been furnished with such instruments and documents as it shall have reasonably requested.

4.5 Consents and Waivers. The Company shall have obtained any and all consents and waivers necessary or appropriate for the performance by the Company of its obligations pursuant to this Agreement.

ARTICLE V
CONDITIONS TO COMPANY'S OBLIGATION TO CLOSE

The Company's obligation to sell and issue the Shares at each Closing is subject to the fulfillment on or before such Closing of the following conditions, unless waived in writing by the Company:

5.1 Representations and Warranties. The representations and warranties made by the Purchasers in such Closing in Article III shall be true and correct when made and shall be true and correct as of the date of such Closing.

5.2 Covenants. The Purchasers shall have performed or complied with all covenants, agreements, and conditions contained in this Agreement to be performed or complied with by the Purchasers on or prior to the date of such Closing.

5.3 Compliance with Securities Laws. The Company shall be satisfied that the offer and sale of the Shares shall be qualified or exempt from registration or qualification under all applicable federal, state, and foreign securities laws (including receipt by the Company of all necessary blue sky law permits and qualifications required by any state, if any).

ARTICLE VI
MISCELLANEOUS

6.1 Governing Law. This Agreement shall be governed in all respects by the laws of the State of Nevada without regard to the conflicts of law principles of any jurisdiction. All disputes arising out of this Agreement shall be subject to the exclusive jurisdiction and venue of the Nevada Business Courts (or, if there is exclusive federal jurisdiction, the U.S. District Court for the District of Nevada), and the parties consent to the personal and exclusive jurisdiction and venue of such courts.

6.2 Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

6.3 Entire Agreement; Amendment. This Agreement constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged, or terminated other than by a written instrument referencing this Agreement and signed by the Company and the Purchasers holding a majority of the Shares issued pursuant to this Agreement (excluding any of such shares that have been sold to the public or pursuant to Rule 144); provided, however, that Purchasers purchasing shares in a Closing after the Initial Closing shall, upon execution and delivery of a signature page to this Agreement, become parties to, and be bound by, this Agreement without any amendment of this Agreement pursuant to this paragraph or any consent or approval of any other Purchaser. Any such amendment, waiver, discharge, or termination effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding and each future holder of all such securities.

6.4 Notice. Subject to the limitations set forth in Nevada Revised Statute § 78.370(8), each Purchaser hereby consents to the delivery of any notice to stockholders given by the Company under the Nevada Revised Statutes or the Company's Articles of Incorporation or Bylaws by (i) facsimile telecommunication to the facsimile number for such Purchaser set forth in the Company's records, (ii) electronic mail to the electronic mail address for such Purchaser set forth in the Company's records, (iii) posting on an electronic network together with separate notice to such Purchaser of such specific posting, or (iv) any other form of electronic transmission (as defined in the Nevada Revised Statutes) directed to such Purchaser or other security holder. This consent may be revoked by such Purchaser by written notice to the Company and may be deemed revoked in the circumstances specified in Nevada Revised Statute § 78.370(8) .

6.5 CORPORATE SECURITIES LAWS. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR UNDER ANY STATE SECURITIES LAWS, AND IS SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED, SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THESE SECURITIES UNDER THE SECURITIES ACT OR AS APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

6.6 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

6.7 Telecopy Execution and Delivery. A facsimile, telecopy, or other reproduction of this Agreement may be executed by one or more parties hereto and delivered by such party by facsimile or any similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen. Such execution and delivery shall be considered valid, binding, and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute and deliver an original of this Agreement as well as any facsimile, telecopy, or other reproduction hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first above written.

BAY PEAK 1 OPPORTUNITY CORP.
a Nevada corporation

By:

Name:

Title:

[SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first above written.

PURCHASER

Print Purchaser Name

By:

Name:

Title:

Date:

Address:

Email Address:

[SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT]

EXHIBIT A

SCHEDULE OF PURCHASERS

FINAL CLOSING

Purchaser	Number of Common Shares	Aggregate Purchase Price
China – Ground Floor Holdings, L.P.	222,860	$571,884.15
China – Ground Floor Holdings VI, L.P.	77,019	$197,640.00
China Canadian Opportunity, L.P.	1,312,459	$3,367,914.11
China Canadian Opportunity VI, L.P.	762,667	$1,957,088.58
PV KBS Holdings, L.P.	82,011	$210,450.00

Total	2,457,016	$6,304,976.84